UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 18, 2006

                            PROTON LABORATORIES, INC.
              Exact name of registrant as specified in its charter)

                WASHINGTON             000-31883                91-2022700
              State or other          (Commission            (I.R.S. Employer
               Jurisdiction           File Number)          Identification No.)
             of incorporation)

    1135 Atlantic Avenue, Suite 101, Alameda, CA                  94501
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (510) 865-6412

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.02 Unregistered Sales of Equity Securities

     On October 18, 2006, we sold 350,000 shares of our common stock to one investor for proceeds of $157,500. This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in these transactions. These transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor and had knowledge and experience in financial and business matters that allowed it to evaluate the merits and risk of receipt of these securities.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PROTON LABORATORIES, INC.

October 20, 2006                      (signed)
                                              --------------------------------
                                      /s/ Edward Alexander
                                      Edward Alexander, CEO